Leases	6 Months Ended
Jun. 30, 2025
Leases [Abstract]
Leases

Note 12 — Leases

Lease commitments

The Company determines if a contract contains a lease at inception. US GAAP requires that the Company’s leases be evaluated and classified as operating or finance leases for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset, together with renewal option periods when the exercise of the renewal option is reasonably certain and failure to exercise such option which result in an economic penalty. All of the Company’s real estate leases are classified as operating leases.

The Company has several offices lease agreements with lease terms ranging from two to six years. As of June 30, 2025, the Company’s operating leases had a weighted average remaining lease term of approximately 1.17 years.

Operating lease expenses are allocated between the cost of revenue and selling, general, and administrative expenses. Rent expenses for the six months ended June 30, 2024 and 2025 were RMB 631,902 and RMB 751,483 (USD 104,976), respectively.

The five-year maturity of the Company’s lease obligations is presented below:

Twelve Months Ending December 31,	Operating Lease Amount	Operating Lease Amount
	RMB	USD
2025 (remaining six months)	797,894	111,459
2026	1,064,188	148,659
2027	-	-
2028	-	-
2029	-	-
Total lease payments	1,862,082	260,118
Less: Interest	(77,108)	(10,772)
Present value of lease liabilities	1,784,974	249,346

Future amortization of Company’s ROU assets is presented below:

Twelve Months Ending December 31,	Operating Lease Amount	Operating Lease Amount
	RMB	USD
2025 (remaining six months)	701,342	97,972
2026	971,161	135,663
Total	1,672,503	233,635